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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08612

MARTIN CURRIE BUSINESS TRUST
(Exact name of registrant as specified in charter)

Saltire Court, 20 Castle Terrace, Edinburgh, Scotland		EH1 2ES
(Address of principal executive offices)		(Zip code)

Grant Spence c/o Martin Currie, Inc. Saltire Court 20 Castle Terrace Edinburgh Scotland EH1 2ES
(Name and address of agent for service)

Registrant’s telephone number, including area code:	011-44-131-479-4785

Date of fiscal year end:	April 30

Date of reporting period:	May 1, 2011 to April 30, 2012

Explanatory Note:  The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act.  Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

MARTIN CURRIE BUSINESS TRUST

MCBT Opportunistic EAFE Fund

MCBT Global Emerging Markets Fund

ANNUAL REPORT
APRIL 30, 2012

MARTIN CURRIE BUSINESS TRUST

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF APRIL 30, 2012 (Unaudited)

OBJECTIVE  Capital appreciation through investment in an international portfolio of primarily equity and equity-related securities traded in Europe, Australasia, and the Far East.

LAUNCH DATE  July 1, 1994

FUND SIZE  $24.2m

PERFORMANCE  Total return from May 1, 2011 through April 30, 2012

•MCBT Opportunistic EAFE Fund	–11.9%
•Morgan Stanley Capital International (MSCI) EAFE Index*	–12.4%

Annualized total return from May 1, 2007 through April 30, 2012

•MCBT Opportunistic EAFE Fund	–6.1%
•Morgan Stanley Capital International (MSCI) EAFE Index*	–4.3%

Annualized total return from May 1, 2002 through April 30, 2012

•MCBT Opportunistic EAFE Fund	+4.6%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+5.9%

Annualized total return from July 1, 1994 through April 30, 2012

•MCBT Opportunistic EAFE Fund (excluding all transaction fees)	+4.7%
•MCBT Opportunistic EAFE Fund (including all transaction fees)	+4.0%
•Morgan Stanley Capital International (MSCI) EAFE Index (a)*	+4.6%

(a)  Performance for the benchmark is not available from July 1, 1994 (commencement of investment operations). For that reason, performance for the benchmark is shown from July 31, 1994.

*  All dividends being reinvested.

The graph below represents what the value of an initial investment of $10,000 in the Fund made on May 1, 2002 would have been at each of the Fund's subsequent 10 fiscal year-ends through April 30, 2012, including all transaction fees, if any. The table also shows, for comparison purposes, the hypothetical value of a $10,000 investment with an annual return equal to that of the Morgan Stanley Capital International (MSCI) EAFE Index for each of the same periods.

Performance shown is net of all fees after reimbursement from Martin Currie Inc. (the "Investment Manager" or "Martin Currie"). Returns and net asset values of MCBT Opportunistic EAFE Fund (the "Fund") investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to June 28, 2000, reflects a transaction fee of 75 basis points on purchase. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF APRIL 30, 2012 (Unaudited)

PORTFOLIO COMMENTS  REVIEW

In the six months since the last semi-annual report, the MSCI EAFE index gained 2.7%, but this was nowhere near enough to recoup the losses of the previous six months. Over the full year, the index fell by 12.4%. And what a volatile year it was. In the early months, rising inflation, political turmoil in the Arab world, and the aftermath of the tragic Japanese earthquake were offset by resilient corporate profits. The sovereign debt-crisis in Europe intensified as the year progressed, however. Standard & Poor's downgrading of the U.S. credit rating in August only added to the uncertainty, and equity markets fell heavily in the late summer and early autumn.

Towards the end of 2011, sentiment improved markedly. Economic data picked up, particularly in the U.S., where a sustained upturn in employment numbers, as well as growing business and consumer confidence, led to rising expectations for capital expenditure and M&A activity. Investors also perceived progress in the sovereign-debt saga, thanks to the agreement to restructure Greek debt, and the European Central Bank's 'Long Term Financing Operations'. By April 30, 2012, elections in France and Greece had caused further uncertainty on the outlook for the eurozone.

In this environment, the Fund declined by 11.9%, outperforming its benchmark by 0.5 percentage points. Stock selection accounted for all of this outperformance, with sector allocation a slight negative. Stock selection was strongest in IT, financials and energy, and weakest in industrials, staples, and healthcare. By region, the Fund's European holdings made by far the biggest positive contribution, with Japan the main detractor.

At the level of individual stocks, Dutch smartcard manufacturer Gemalto was the top contributor, as analysts continued to factor in the increasing adoption of chip-based bank cards in the U.S. Next strongest was Samsung Electronics in Korea, which benefited from strong sales of its own handsets as well as lucrative supply contracts with rivals such as Apple. Other key positive contributors included Petrofac, the UK-listed oil services company, Persimmon, the UK housebuilder, and Adidas, the German sportswear manufacturer.

On the other side, three of the five weakest holdings were European financials: Barclays, ING and BNP Paribas, which were all hurt by negative sentiment surrounding the eurozone-debt crisis. Gold-miners have been weak of late, despite the strength of the commodity itself, hurting the Fund's holding in Newcrest. But the main detractor overall was Aixtron, a German-based manufacturer of LED-production equipment, which sold off on the growing threat from rival Veecom and fears that demand from China had peaked. Of the underperforming stocks named, we have maintained the holdings in ING and Newcrest. The concern over a number of European financials is that they are selling off future growth to bolster capital; in ING's case, though, the company offers a clean bank, solid financial ratios and an early withdrawal from government aid programmes, generating a dividend prospect later this year. For Newcrest, our valuation work suggests that the company is trading at a significant discount to net present value, and we remain confident in the long-term supply/demand fundamentals for gold. The new CEO's strategy of focusing greater attention on Newcrest's flagship assets and streamlining the asset portfolio makes sense. Management also remains confident that cash costs can be

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF APRIL 30, 2012 (Unaudited)

reduced over time. However, we are monitoring the holding very closely, given recent underperformance after production disruption led to downgrades to earnings.

OUTLOOK

Developed markets continue to be heavily influenced by political and macroeconomic newsflow, especially in Europe. However, even within these markets, there may be excellent opportunities for global winners and companies operating within growth niches. Emerging-market countries such as China, Brazil and India should be able to maintain a high, if slowing, rate of economic expansion. Authorities in these regions face their own battles, most often balancing growth, inflation and credit issues.

After substantial outflows last year, emerging-market equities have seen renewed interest in 2012, with flows recovering. In developed markets, it is apparent that some long-only capital is returning. Given that market valuations do not look excessive, this gives us optimism on the outlook for the remainder of the year. It will inevitably be a bumpy ride, with political change, volatile oil prices, tensions in the Middle East and sovereign concerns in Europe all playing their part. Nevertheless, the underlying corporate health is very encouraging. We continue to believe that those stocks with company-specific positive change and access to higher-growth niches will outperform over the longer term.

INVESTMENT MANAGER PROFILE  Christine Montgomery and David Sheasby are primarily responsible for the day-to-day portfolio management of the MCBT Opportunistic EAFE Fund.

Christine Montgomery joined Martin Currie in 2009 as a director in Martin Currie's global team with responsibility for Europe, Australasia and Far East and All Country World Index ex-U.S. mandates. She joined Martin Currie from Edinburgh Partners, where she was an investment partner, managing global and international portfolios for institutional clients, mostly in North America, from 2007 to 2009. Before that, she was a global equities fund manager at Franklin Templeton Investments from 2001 to 2006. Christine Montgomery began her investment career at Aegon Asset Management (formerly Scottish Equitable). During her 12 years with the company, her roles included head of equities, head of fixed-income and deputy CIO. Before joining Aegon, she had worked in the Department of Accounting at the University of Edinburgh.

David Sheasby joined Martin Currie in 2004 as a director in the global team. He is lead portfolio manager for the EAFE ADR strategy and supports the managers of the global ex-U.S. portfolios. Before coming to Martin Currie, David Sheasby worked for Aegon Asset Management (formerly Scottish Equitable) for 18 years. From 2002, he was a senior portfolio manager for global equities, developing and directing Aegon's global strategy. During his time with Aegon, David Sheasby headed its global equity, emerging markets and European teams, and prior to that, served as a European portfolio manager at Aegon from 1987 to 1994.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2012 (Unaudited)

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY*

		% of net assets
Europe
HSBC Holdings PLC	(United Kingdom)	3.4
Nestle SA	(Switzerland)	3.1
Royal Dutch Shell, B Shares	(United Kingdom)	2.9
Sanofi SA	(France)	2.6
Novartis AG	(Switzerland)	2.5
BG Group PLC	(United Kingdom)	2.3
GlaxoSmithKline PLC	(United Kingdom)	2.3
Anheuser-Busch InBev NV	(Belgium)	2.0
Petrofac, Ltd	(United Kingdom)	2.0
British American Tobacco PLC	(United Kingdom)	2.0

*  Excludes short-term investments

The Fund is actively managed and therefore portfolio holdings will change over time.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF APRIL 30, 2012 (Unaudited)

OBJECTIVE  Capital appreciation through investment primarily in equity and equity-related securities of issuers located in a number of countries with emerging markets and developing economies.

LAUNCH DATE  February 14, 1997

FUND SIZE  $49.1m

PERFORMANCE   Total return from May 1, 2011 through April 30, 2012

•MCBT Global Emerging Markets Fund	–9.1%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	–12.4%

Annualized total return from May 1, 2007 through April 30, 2012

•MCBT Global Emerging Markets Fund	+0.9%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	+3.8%

Annualized total return from May 1, 2002 through April 30, 2012

•MCBT Global Emerging Markets Fund	+12.5%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	+14.3%

Annualized total return from February 14, 1997 through April 30, 2012

•MCBT Global Emerging Markets Fund	+6.6%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (a)*	+7.1%

(a)  Performance for the benchmark is not available from February 14, 1997 (commencement of investment operations). For that reason, performance for the benchmark is shown from February 28, 1997.

*  All dividends being reinvested.

The graph below represents what the value of an initial investment of $10,000 in the Fund made on May 1, 2002 would have been at each of the Fund's subsequent 10 fiscal year-ends through April 30, 2012, including all transaction fees, if any. The table also shows, for comparison purposes, the hypothetical value of a $10,000 investment with an annual return equal to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index for each of the same periods.

Performance shown is net of all fees. Returns and net asset values of MCBT Global Emerging Markets Fund (the "Fund") investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF APRIL 30, 2012 (Unaudited)

PORTFOLIO COMMENTS  REVIEW

For much of the reporting period, the key focus for investors was the outlook for global growth, given the increasing concerns about sovereign debt in Europe. The continued lack of a definitive and credible solution to the pressures on Greece and other southern European economies led to a weaker euro, spiking debt yields and negative returns for equity investors.

While much of the attention was focused on Europe, sentiment also deteriorated markedly in other parts of the world. In China and some other emerging markets, inflationary pressures and signs of overheating resulted in a tightening of monetary policy. Meanwhile, in the U.S., the debt-ceiling debacle and the continuing budget-deficit position caused enough concern for Standard & Poor's to downgrade the country's debt from its prized AAA status. This had a direct impact on both consumer and corporate confidence.

Within emerging markets themselves, the largest Asian markets were relatively weak, with China down 11% over the period and India falling 23.5%. This contrasted with very strong performance from Thailand, which rose 10.1%, despite the disruption caused by the floods of December 2011.

The Fund outperformed during the period under review, returning –9.1% compared with the benchmark return of –12.4%. Asset allocation and stock selection were both positive. The top contributor to performance was Korean giant Samsung Electronics. The company continued its impressive performance, benefiting from high sales of Apple's iPhone and iPad, and from its own mobile-phone division's successful Galaxy and Note designs. Other good performers included Chinese IT company Lenovo, Thai convenience-store operator CP All, Peruvian bank Credicorp and South African healthcare holding Aspen, all of which benefited from strong full-year results.

A chief detractor from the Fund's performance was Russian miner Mechel, which we sold during the reporting period to purchase rival Novolipetsk Steel (NLMK). Both companies underperformed in 2011 and were trading well below our assessment of fair value, but Novolipetsk Steel (NLMK) has a far stronger balance sheet than Mechel. Brazilian homebuilder PDG Realty also detracted from relative returns, as did Indian company Tata Steel, which suffered during the period as India was weak on slowing growth, high inflation and a lack of progress on reform and infrastructure development. Industrial Bank of Korea also hurt the fund's performance, and we exited this position during the reporting period. Meanwhile, not holding China Mobile also detracted from relative returns.

OUTLOOK

There has been very little change in company fundamentals, so we have not altered our investment course. Our focus remains on individual companies with distinct competitive advantages, resilient balance sheets and well-founded growth. The long-term investment case for emerging-market equities is intact and the opportunity set is vast.

INVESTMENT MANAGER PROFILE  Kim Catechis is primarily responsible for the day-to-day portfolio management of the MCBT Global Emerging Markets Fund.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF APRIL 30, 2012 (Unaudited)

Kim Catechis joined Martin Currie in October 2010 as head of global emerging markets, a role he held at Scottish Widows Investment Partnership (SWIP) since 1998, when he established and recruited that company's global emerging markets team. At SWIP, Kim was lead portfolio manager on the firm's Global Emerging Markets equity fund and also specialized in energy-sector research. Earlier, Kim established and managed two asset management ventures in Spain: Eagle Star Inversions and, earlier, FG Gestión. He began his investment career as a portfolio manager for Edinburgh Fund Managers in 1987. Kim is fluent in French, German, Spanish, Portuguese and Greek, has intermediate Russian skills and is studying Mandarin.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2012 (Unaudited)

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY*

		% of net assets
Pacific Basin
Samsung Electronics Co., Ltd.	(South Korea)	7.4
Taiwan Semiconductor Manufacturing Co., Ltd.	(Taiwan)	4.6
Industrial and Commercial Bank of China, Ltd., H Shares	(China)	3.8
CNOOC Ltd.	(China)	3.3
Lenovo Group Ltd.	(China)	2.8
Latin America
Petroleo Brasileiro SA	(Brazil)	3.9
Vale SA, Class A	(Brazil)	3.5
American Movil SAB de CV	(Mexico)	3.1
Creditcorp Ltd.	(Peru)	3.0
Africa
Aspen Pharmacare Holdings Ltd.	(South Africa)	2.8

*  Excludes short-term investments

The Fund is actively managed and therefore portfolio holdings will change over time.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2012

	Shares	US$ Value
COMMON STOCKS† – 97.1%
EUROPE – 62.3%
BELGIUM – 2.0%
Anheuser-Busch InBev NV	6,839	$492,924
TOTAL BELGIUM – (Cost $497,716)		492,924
FRANCE – 8.5%
Air Liquide SA	2,438	313,585
Safran SA	8,039	297,954
Sanofi SA	8,287	632,502
Schneider Electric SA	6,058	372,161
Technip SA	3,967	448,603
TOTAL FRANCE – (Cost $1,834,473)		2,064,805
GERMANY – 4.7%
Adidas AG	4,768	397,618
Daimler AG	7,470	412,974
Fresenius Medical Care AG & Co.	4,454	316,190
TOTAL GERMANY – (Cost $1,077,930)		1,126,782
NETHERLANDS – 3.2%
Gemalto NV	6,390	476,126
ING Groep NV*	41,276	291,052
TOTAL NETHERLANDS – (Cost $482,246)		767,178
NORWAY – 1.1%
DnB NOR ASA (a)	25,000	269,529
TOTAL NORWAY – (Cost $276,594)		269,529
RUSSIA – 1.1%
X5 Retail Group NV, GDR 144A*	10,100	255,328
TOTAL RUSSIA – (Cost $343,045)		255,328
SWEDEN – 1.5%
Atlas Copco AB, A Shares	15,485	368,619
TOTAL SWEDEN – (Cost $397,950)		368,619
SWITZERLAND – 10.6%
ABB, Ltd.*	21,405	390,061
Cie Financiere Richemont SA	5,986	369,983
Nestle SA	12,331	755,361
Novartis AG	10,793	595,152
Syngenta AG	1,282	450,144
TOTAL SWITZERLAND – (Cost $2,508,861)		2,560,701

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2012

	Shares	Value
COMMON STOCKS† – Continued
EUROPE – Continued
UNITED KINGDOM – 29.6%
Anglo American PLC	8,178	$314,283
BG Group PLC	23,633	556,325
British American Tobacco PLC	9,295	476,531
British Sky Broadcasting Group PLC	33,857	372,537
GlaxoSmithKline PLC	23,759	549,458
HSBC Holdings PLC	91,169	821,316
Inmarsat PLC	42,072	300,289
Johnson Matthey PLC	9,227	346,510
Man Group PLC	149,576	251,243
Pearson PLC	17,177	323,368
Persimmon PLC	30,826	314,423
Petrofac, Ltd	17,464	491,739
Prudential PLC	35,746	437,702
Rio Tinto PLC	5,880	327,551
Royal Dutch Shell, B Shares	19,191	699,674
Serco Group PLC (a)	36,638	322,569
Willis Group Holdings PLC	6,600	240,636
TOTAL UNITED KINGDOM – (Cost $6,723,870)		7,146,154
TOTAL EUROPE – (Cost $14,142,685)		15,052,020
JAPAN – 17.4%
Astellas Pharma, Inc.	6,700	272,313
Bank of Yokohama, Ltd. (a)	62,000	302,079
Denso Corp	8,400	274,494
Fanuc Corp.	2,200	374,474
INPEX Corp.	45	298,722
Lawson, Inc. (a)	4,800	318,036
Mitsubishi UFJ Financial Group, Inc. (a)	87,800	425,584
Mitsui & Co., Ltd.	19,200	301,563
Mitsui Fudosan Co., Ltd.	22,000	406,989
NTT DoCoMo, Inc. (a)	214	365,065
Osaka Gas Co., Ltd.	64,000	258,918
Sekisui House Ltd.	34,000	317,260
Sony Corp. (a)	17,200	283,507
TOTAL JAPAN – (Cost $4,243,834)		4,199,004
LATIN AMERICA – 2.6%
BRAZIL – 1.5%
Tim Participacoes SA, ADR (a)	12,251	366,673
TOTAL BRAZIL – (Cost $269,425)		366,673

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2012

	Shares	Value
COMMON STOCKS† – Continued
LATIN AMERICA – Continued
MEXICO – 1.1%
Grupo Financiero Banorte SAB de CV	57,600	$277,786
TOTAL MEXICO – (Cost $255,427)		277,786
TOTAL LATIN AMERICA – (Cost $524,852)		644,459
MIDDLE EAST – 1.2%
ISRAEL – 1.2%
Check Point Software Technologies Ltd.* (a)	5,100	296,463
TOTAL ISRAEL – (Cost $281,451)		296,463
TOTAL MIDDLE EAST – (Cost $281,451)		296,463
OTHER AREAS – 0.9%
INDIA – 0.9%
Infosys Ltd., ADR (a)	4,700	222,545
TOTAL INDIA – (Cost $263,498)		222,545
TOTAL OTHER AREAS – (Cost $263,498)		222,545
PACIFIC BASIN – 12.7%
AUSTRALIA – 3.3%
Incitec Pivot Ltd.	62,737	213,756
Newcrest Mining Ltd.	10,090	276,499
QR National Ltd.	78,547	297,905
TOTAL AUSTRALIA – (Cost $798,146)		788,160
HONG KONG – 4.4%
AIA Group Ltd.	116,000	413,396
China Merchants Holdings International Co., Ltd.	92,000	298,222
SJM Holdings Ltd.	161,000	354,843
TOTAL HONG KONG – (Cost $852,213)		1,066,461
SINGAPORE – 1.7%
Oversea-Chinese Banking Corp., Ltd.	56,000	405,463
TOTAL SINGAPORE – (Cost $424,723)		405,463
SOUTH KOREA – 1.9%
Samsung Electronics Co., Ltd., GDR 144A	766	468,026
TOTAL SOUTH KOREA – (Cost $312,391)		468,026
THAILAND – 1.4%
Bangkok Bank Public Co., Ltd.	52,900	333,743
TOTAL THAILAND – (Cost $222,111)		333,743
TOTAL PACIFIC BASIN – (Cost $2,609,584)		3,061,853
TOTAL COMMON STOCKS – (Cost $22,065,904)		23,476,344

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2012

	Shares	Value
PREFERRED STOCKS – 1.6%
EUROPE – 1.6%
GERMANY – 1.6%
Henkel AG & Co. KGaA	5,074	$377,465
TOTAL GERMANY – (Cost $323,817)		377,465
TOTAL EUROPE – (Cost $323,817)		377,465
TOTAL PREFERRED STOCKS – (Cost $323,817)		377,465
COLLATERAL FOR SECURITIES ON LOAN – 9.2%
State Street Navigator Securities Lending Prime Portfolio, 0.30%	2,218,555	2,218,555
TOTAL COLLATERAL FOR SECURITIES ON LOAN – (Cost $2,218,555)		2,218,555
	Principal Amount
SHORT-TERM INVESTMENTS – 0.8%
State Street Bank & Trust Co. Euro Time Deposit 0.01%, 05/01/2012	$206,000	206,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $206,000)		206,000
TOTAL INVESTMENTS – (Cost $24,814,276) – 108.7%		26,278,364
OTHER ASSETS LESS LIABILITIES – (8.7)%		(2,111,146)
NET ASSETS – 100.0%		$24,167,218

Notes to Schedule of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Aerospace & Defense 1.2%, Apparel 1.7%, Auto Manufacturers 1.7%, Auto Parts & Equipment 1.1%, Banks 11.7%, Beverages 2.0%, Chemicals 5.5%, Commercial Services 1.4%, Computers 2.9%, Distribution/Wholesale 1.3%, Electrical Component & Equipment 1.5%, Engineering Construction 1.6%, Diversified Financial Services 1.0%, Food 4.2%, Gas Distribution 1.1%, Healthcare - Services 1.3%, Holding Companies - Diversified 1.2%, Home Builders 2.6%, Home Furnishings 1.2%, Household Products/Wares 1.6%, Insurance 5.7%, Iron/Steel 1.4%, Lodging 1.5%, Machinery - Construction & Mining 1.5%, Machinery - Diversified 1.5%, Media 2.9%, Mining 2.4%, Oil & Gas 6.4%, Oil & Gas Services 3.9%, Pharmaceuticals 8.5%, Real Estate 1.7%, Retail 2.9%, Semiconductors 1.9%, Software 1.2%, Telecommunications 4.3%, Tobacco 2.0%, and Transportation 1.2%.

*  Non-income producing security.

(a)  A portion of this security was held on loan. As of April 30, 2012, the market value of the securities loaned was $2,584,574.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2012

	Shares	US$ Value
COMMON STOCKS† – 88.7%
AFRICA – 5.0%
SOUTH AFRICA – 5.0%
Aspen Pharmacare Holdings Ltd.*	81,012	$1,310,015
MTN Group Ltd. (a)	64,490	1,127,384
TOTAL SOUTH AFRICA – (Cost $1,653,960)		2,437,399
TOTAL AFRICA – (Cost $1,653,960)		2,437,399
EUROPE – 9.5%
RUSSIA – 7.6%
Gazprom OAO, ADR (a)	26,073	299,057
Gazprom OAO, ADR, (London Intl.)	100,518	1,159,978
LUKOIL, ADR	13,558	831,783
LUKOIL, ADR, (London Intl.)	197	12,086
Novolipetsk Steel, GDR 144A	28,900	624,240
X5 Retail Group NV, GDR 144A*	30,900	781,152
TOTAL RUSSIA – (Cost $3,866,531)		3,708,296
TURKEY – 1.9%
Turkiye Garanti Bankasi AS	254,794	937,207
TOTAL TURKEY – (Cost $1,000,794)		937,207
TOTAL EUROPE – (Cost $4,867,325)		4,645,503
LATIN AMERICA – 21.9%
BRAZIL – 8.6%
Banco do Brasil SA	40,900	505,953
Cia Hering	30,000	744,432
Cosan SA Industria Comercio	51,800	899,499
Localiza Rent a Car SA	43,900	749,650
PDG Realty SA Empreendimentos e Participacoes	171,900	405,818
Tim Participacoes SA	152,793	908,991
TOTAL BRAZIL – (Cost $3,548,057)		4,214,343
CHILE – 1.1%
Banco Santander Chile, ADR	6,400	523,584
TOTAL CHILE – (Cost $429,368)		523,584
MEXICO – 7.7%
America Movil SAB de CV	1,094,500	1,461,188
Grupo Financiero Banorte SAB de CV, Series O	237,000	1,142,975
Mexichem SAB de CV	313,200	1,167,351
TOTAL MEXICO – (Cost $3,502,398)		3,771,514

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2012

	Shares	Value
COMMON STOCKS† – Continued
LATIN AMERICA – Continued
PERU – 4.5%
Cia de Minas Buenaventura SA, ADR	19,400	$800,638
Credicorp Ltd.	10,800	1,413,828
TOTAL PERU – (Cost $1,788,309)		2,214,466
TOTAL LATIN AMERICA – (Cost $9,268,132)		10,723,907
OTHER AREAS – 6.2%
INDIA – 6.2%
Infosys Ltd.	16,352	762,959
Infrastructure Development Finance Co., Ltd.	330,897	758,489
Maruti Suzuki India Ltd.	26,380	687,907
Tata Steel Ltd.	97,713	859,577
TOTAL INDIA – (Cost $3,982,189)		3,068,932
TOTAL OTHER AREAS – (Cost $3,982,189)		3,068,932
PACIFIC BASIN – 46.1%
CHINA – 12.5%
China Taiping Insurance Holdings Co., Ltd.* (a)	402,600	841,663
CNOOC Ltd.	729,000	1,554,093
Dongfang Electric Corp. Ltd., H Shares*	227,400	619,890
Industrial and Commercial Bank of China Ltd., H Shares (a)	2,695,310	1,796,028
Lenovo Group Ltd.	1,370,000	1,315,499
TOTAL CHINA – (Cost $5,152,028)		6,127,173
HONG KONG – 1.0%
SJM Holdings Ltd.	227,000	500,306
TOTAL HONG KONG – (Cost $251,391)		500,306
INDONESIA – 2.3%
Bank Mandiri Persero Tbk PT	1,406,500	1,132,485
TOTAL INDONESIA – (Cost $957,490)		1,132,485
MALAYSIA – 4.2%
Axiata Group Berhad	645,922	1,133,458
CIMB Group Holdings Berhad	378,586	927,073
TOTAL MALAYSIA – (Cost $1,378,550)		2,060,531
SOUTH KOREA – 13.0%
Hyundai Mobis	4,486	1,220,613
Korean Reinsurance Co.	76,459	926,878
Samsung Electronics Co., Ltd.	2,942	3,618,520
Samsung Engineering Co., Ltd.	3,230	614,490
TOTAL SOUTH KOREA – (Cost $4,155,460)		6,380,501

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2012

	Shares	Value
COMMON STOCKS† – Continued
PACIFIC BASIN – Continued
TAIWAN – 9.3%
Chinatrust Financial Holding Co., Ltd.	1,348,457	$861,007
Simplo Technology Co. Ltd.*	71,000	546,930
Taiwan Semiconductor Manufacturing Co., Ltd.	755,822	2,246,105
Wistron Corp.	618,008	927,800
TOTAL TAIWAN – (Cost $3,809,904)		4,581,842
THAILAND – 3.8%
CP ALL PCL	292,400	725,057
Kasikornbank PCL	219,000	1,164,439
TOTAL THAILAND – (Cost $1,099,990)		1,889,496
TOTAL PACIFIC BASIN – (Cost $16,804,813)		22,672,334
TOTAL COMMON STOCKS – (Cost $36,576,419)		43,548,075
PREFERRED STOCKS – 10.9%
LATIN AMERICA – 10.9%
BRAZIL – 10.9%
AES Tiete SA	57,112,000	799,984
Itau Unibanco Holding SA	67,000	1,054,482
Petroleo Brasileiro SA	166,100	1,855,189
Vale SA, Class A	76,377	1,660,849
TOTAL BRAZIL – (Cost $5,685,064)		5,370,504
TOTAL LATIN AMERICA – (Cost $5,685,064)		5,370,504
TOTAL PREFERRED STOCKS – (Cost $5,685,064)		5,370,504
COLLATERAL FOR SECURITIES ON LOAN – 2.9%
State Street Navigator Securities Lending Prime Portfolio, 0.30%	1,422,605	1,422,605
TOTAL COLLATERAL FOR SECURITIES ON LOAN – (Cost $1,422,605)		1,422,605
	Principal Amount
SHORT-TERM INVESTMENTS – 0.8%
State Street Bank & Trust Co., Euro Time Deposit 0.01%, 05/01/2012	$369,000	369,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $369,000)		369,000
TOTAL INVESTMENTS – (Cost $44,053,088) – 103.3%		50,710,184
OTHER ASSETS LESS LIABILITIES – (3.3)%		(1,608,730)
NET ASSETS – 100.0%		$49,101,454

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2012

Notes to Schedule of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Auto Manufacturers 1.4%, Auto Parts & Equipment 2.5%, Banks 21.6%, Chemicals 2.4%, Commercial Services 1.5%, Computers 6.1%, Diversified Financial Services 1.8%, Electric 1.6%, Electrical Component & Equipment 2.4%, Engineering Construction 1.3%, Food 3.4%, Healthcare - Products 2.7%, Insurance 3.6%, Iron/Steel 3.0%, Lodging 1.0%, Mining 5.0%, Oil & Gas 11.6%, Private Equity 1.6%, Real Estate 0.8%, Retail 1.5%, Semiconductors 11.9%, Telecommunications 9.4%, and Textiles 1.5%.

*  Non-income producing security.

(a)  A portion of this security was held on loan. As of April 30, 2012, the market value of the securities loaned was $1,798,390.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2012

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund
ASSETS
Investments in securities, at value	$23,853,809	$48,918,579
Short term investments (Includes market value of securities on loan of 2,218,555 and 1,422,605, respectively)	2,424,555	1,791,605
Cash	103	866
Foreign currency, at value	6,553	42,081
Receivable for investments sold	85,057	–
Dividends and interest receivable	178,567	120,763
Foreign tax reclaims receivable	120,557	8,808
TOTAL ASSETS	26,669,201	50,882,702
LIABILITIES
Unrealized depreciation on spot contracts	1,049	57
Payable for investments purchased	117,636	–
Collateral for securities on loan (Note B)	2,218,555	1,422,605
Management fee payable	41,732	122,079
Capital gains taxes accrued	14,158	114,000
Payable to adviser	20,509	–
Accrued expenses and other liabilities	88,344	122,507
TOTAL LIABILITIES	2,501,983	1,781,248
TOTAL NET ASSETS	$24,167,218	$49,101,454
COMPOSITION OF NET ASSETS
Paid-in capital	$39,164,996	$70,857,160
Undistributed net investment income	238,842	(26,837)
Accumulated net realized loss on investments and foreign currency transactions	(16,705,336)	(28,268,767)
Net unrealized appreciation on investments and foreign currency (Net of foreign taxes payable of $14,158 and $114,000, respectively)	1,468,716	6,539,898
TOTAL NET ASSETS	$24,167,218	$49,101,454
SHARES OF BENEFICIAL INTEREST OUTSTANDING*	2,723,264	9,500,850
NET ASSET VALUE PER SHARE	$8.87	$5.17
Identified cost of investments	$24,814,276	$44,053,088
Cost of foreign currency	$6,508	$42,451

*  Unlimited number of shares authorized

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2012

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund
INVESTMENT INCOME
Dividend income	$1,078,314	$1,406,038
Foreign taxes withheld	(88,819)	(131,936)
Securities lending income	94,231	6,982
Interest income	6,463	101
TOTAL INVESTMENT INCOME	1,090,189	1,281,185
EXPENSES
Management fees	275,332	554,997
Custodian fees	96,920	174,307
Audit fees	53,825	56,825
Legal fees	46,639	50,372
Trustee fees	33,295	45,005
Other expenses	41,098	38,527
TOTAL EXPENSES	547,109	920,033
Management fee reimbursement	(55,445)	–
NET EXPENSES	491,664	920,033
NET INVESTMENT INCOME	598,525	361,152
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investments (net of foreign taxes paid of 8,233 and 58,204, respectively)	(1,670,307)	5,455,267
Net realized gain (loss) on foreign currency transactions	70,251	(61,638)
Net change in unrealized appreciation (depreciation) on:
Investments	(8,297,501)	(12,431,859)
Foreign currency	(30,169)	(14,897)
Deferred foreign capital gains tax	9,492	(58,413)
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(9,918,234)	(7,111,540)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(9,319,709)	$(6,750,388)

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Opportunistic EAFE Fund		MCBT Global Emerging Markets Fund
	Year Ended April 30, 2012	Year Ended April 30, 2011	Year Ended April 30, 2012	Year Ended April 30, 2011
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$598,525	$755,603	$361,152	$829,330
Net realized gain (loss)	(1,600,056)	5,673,754	5,393,629	49,291,769
Net change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(8,318,178)	3,640,183	(12,505,169)	(25,658,031)
Net increase (decrease) in net assets from operations	(9,319,709)	10,069,540	(6,750,388)	24,463,068
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(860,905)	(352,525)	(169,301)	(483,987)
Net realized gains	(837,099)	–	–	–
Total distributions	(1,698,004)	(352,525)	(169,301)	(483,987)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	–	7,600,000	11,400,484	–
Reinvestment of distributions to shareholders	1,698,004	352,525	169,301	483,987
Cost of shares repurchased	(30,050,798)	(3,508,464)	(25,306,702)	(153,308,181)
Total increase (decrease) in net assets from capital share transactions	(28,352,794)	4,444,061	(13,736,917)	(152,824,194)
NET INCREASE (DECREASE) IN NET ASSETS	(39,370,507)	14,161,076	(20,656,606)	(128,845,113)
NET ASSETS, beginning of year	$63,537,725	$49,376,649	$69,758,060	$198,603,173
NET ASSETS, end of year	$24,167,218	$63,537,725	$49,101,454	$69,758,060
Undistributed net investment income (loss)	$238,842	$439,204	$(26,837)	$(47,293)
OTHER INFORMATION:
Capital share transactions:
Shares sold	–	851,660	2,228,166	–
Shares issued in reinvestment of distributions to shareholders	216,306	35,935	37,960	88,968
Shares repurchased	(3,310,345)	(358,107)	(4,974,320)	(30,096,980)
Net share transactions	(3,094,039)	529,488	(2,708,194)	(30,008,012)

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2012 (2)	Year Ended April 30, 2011 (2)	Year Ended April 30, 2010 (2)	Year Ended April 30, 2009 (2)	Year Ended April 30, 2008 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$10.920	$9.340	$7.470	$13.790	$14.260
Net investment income	0.142	0.130	0.144	0.208	0.166
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.523)	1.509	1.890	(6.315)	(0.242)
Total from investment operations	(1.381)	1.639	2.034	(6.107)	(0.076)
Less distributions:
Net investment income	(0.339)	(0.059)	(0.164)	(0.213)	(0.010)
Net realized gains	(0.330)	–	–	–	(0.384)
Total distributions	(0.669)	(0.059)	(0.164)	(0.213)	(0.394)
Net asset value, end of year	$8.870	$10.920	$9.340	$7.470	$13.790
TOTAL INVESTMENT RETURN (1)	(11.85)%	17.62%	27.17%	(44.33)%	(0.72)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year	$24,167,218	$63,537,725	$49,376,649	$63,179,789	$101,516,485
Operating gross expenses to average net assets	1.39%	1.24%	1.17%	1.14%	1.13%
Operating net expenses to average net assets	1.25%	1.24%	1.17%	1.14%	1.17%
Net investment income to average net assets	1.52%	1.37%	1.56%	2.24%	1.16%
Portfolio turnover rate	47%	83%	103%	97%	77%

(1)  Total return at net asset value assuming all distributions reinvested. Total return would have been lower had certain expenses not been reduced by the Investment Manager.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2012 (2)	Year Ended April 30, 2011 (2)	Year Ended April 30, 2010 (2)	Year Ended April 30, 2009 (2)	Year Ended April 30, 2008 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$5.710	$4.700	$3.280	$9.380	$10.950
Net investment income	0.033	0.032	0.047	0.139	0.079	(3)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.555)	1.004	1.452	(4.625)	2.322
Total from investment operations	(0.522)	1.036	1.499	(4.486)	2.401
Less distributions:
Net investment income	(0.018)	(0.026)	(0.079)	(0.120)	(0.061)
Net realized gains	–	–	–	(1.494)	(3.910)
Total distributions	(0.018)	(0.026)	(0.079)	(1.614)	(3.971)
Net asset value, end of year	$5.170	$5.710	$4.700	$3.280	$9.380
TOTAL INVESTMENT RETURN (1)	(9.09)%	22.08%	45.79%	(45.43)%	18.69	%(3)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year	$49,101,454	$69,758,060	$198,603,173	$214,781,838	$470,285,917
Operating gross expenses to average net assets	1.67%	1.43%	1.23%	1.16%	1.10%
Operating net expenses to average net assets	1.67%	1.43%	1.23%	1.16%	1.10%
Net investment income to average net assets	0.65%	0.65%	1.10%	2.70%	0.69%
Portfolio turnover rate	43%	46%	112%	103%	63%

(1)  Total return at net asset value assuming all distributions reinvested. Total return would have been lower had certain expenses not been reduced by the Investment Manager.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Includes investment income from Martin Currie as a result of a reimbursement of overdraft fees. Excluding this investment income would have no effect on net investment income or total investment return.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Martin Currie Business Trust ("MCBT" or the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust currently consists of two operational funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund") and MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund") (each a "Fund" and collectively, the "Funds"). Opportunistic EAFE Fund's investment objective is to seek capital appreciation through investment in an international portfolio of primarily equity and equity-related securities. Opportunistic EAFE Fund's investment strategy is benchmarked against the MSCI EAFE Index, an index of securities traded in Europe, Australia, and the Far East weighted by market capitalization. Global Emerging Markets Fund's investment objective is to seek capital appreciation through investment primarily in equity and equity related securities of issuers located in a number of countries with emerging markets and developing economies, and in equity and equity-related securities where the majority of the security's exposure is to emerging market countries. Global Emerging Markets Fund's investment strategy is benchmarked against the MSCI Emerging Markets Free Index. The Opportunistic EAFE Fund and the Global Emerging Markets Fund commenced investment operations on July 1, 1994 and February 14, 1997, respectively. The Trust's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

Foreign Investments - The Funds will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

Valuation of Investments - Equity securities listed on an established securities exchange normally are valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange or on the NASDAQ National Market System for which there is no reported sale during the day, and in the case of over the counter securities not so listed, are valued at the mean between the last bid and asked price, except that short-term securities and debt obligations with sixty (60) days or less remaining until maturity may be valued at their amortized cost. Other securities for which current market quotations are not readily available (including certain restricted securities, if any) and all other assets are recorded at fair value as determined in good faith by or in accordance with valuation procedures approved by the Trustees of the Trust (the "Trustees"), although the actual calculations may be made by persons acting pursuant to the direction of the Trustees or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange,

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

and such events will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of any Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith in accordance with valuation procedures approved by the Trustees, which may include the use of a third party valuation service. During the period covered by this report, certain foreign securities held by the Funds were subject to fair value pricing adjustments made at the direction of third-party pricing vendors approved by the Board. Fair value pricing involves subjective judgments, and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities, which generally represent a transfer from a Level 1 to a Level 2 security (as such classifications are described in more detail below), will be classified as a Level 2 security. If fair value pricing adjustments are not made, these securities will be classified as Level 1. As of April 30, 2012, the Fund held no securities that had been fair valued by the Trust's Valuation Committee in accordance with the Trust's Valuation Procedures other than those valued by the third-party pricing service.

Fair Value Measurement - The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements).

•  Level 1 - Valuations based on quoted prices for identical securities in active markets.

•  Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•  Level 3 - Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used as of April 30, 2012 in valuing each Fund's investments carried at value:

Fund	Level 1	Level 2	Level 3	Total
MCBT Opportunistic EAFE Fund
Common Stocks	$23,476,344	$–	$–	$23,476,344
Preferred Stocks	377,465	–	–	377,465
Short-Term Investments	–	206,000	–	206,000
Collateral for Securities on Loan	–	2,218,555	–	2,218,555
Total Investments	$23,853,809	$2,424,555	$–	$26,278,364
MCBT Global Emerging Markets Fund
Common Stocks	$43,548,075	$–	$–	$43,548,075
Preferred Stocks	5,370,504	–	–	5,370,504
Short-Term Investments	–	369,000	–	369,000
Collateral for Securities on Loan	–	1,422,605	–	1,422,605
Total Investments	$48,918,579	$1,791,605	$–	$50,710,184

Effective July 31, 2010, the Funds adopted Financial Accounting Standards Board Accounting Standards Update (ASU) 2010-06, Fair Value Measurements and Disclosures (Topic 820). The ASU amends GAAP to add new requirements for disclosures about transfers into and out of Levels 1 and 2 of the fair value hierarchy. It also clarifies existing fair value disclosure about the level of disaggregation and about inputs and valuation techniques used to measure fair value for investments that fall in either Levels 2 or 3 of the fair value hierarchy. There were no significant transfers into and out of Levels 1, 2, and 3 during the year ended April 30, 2012.

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

Repurchase Agreements - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

Securities Lending - The Funds may lend any of their securities held by State Street Bank and Trust Company ("State Street") as custodian to certain qualified brokers, except those securities which the Funds or Martin Currie specifically identify as not being available. By lending their investment securities, the Funds attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the accounts of the Funds. Risks of delay in recovery of the securities or even loss of rights in non-cash collateral may occur should the borrower of the securities fail financially, as well as risks of loss from the investment of cash collateral (which may be increased at time of high market volatility). Risks may also arise to the extent that the value of non-cash collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, a Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. At the time of lending, collateral received must generally equal or exceed 102% of the current market value of the loaned securities with respect to fixed income and U.S. dollar denominated equity securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities, and the remainder is divided between the Agent and the applicable Fund.

As of April 30, 2012, the Funds listed below had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

Fund	Value of Securities on Loan	Value of Cash Collateral	Value of Non-Cash Collateral†	Total Collateral (Including Calculated Mark)*
Opportunistic EAFE Fund	$2,584,574	$2,218,555	$481,662	$2,695,700
Global Emerging Markets Fund	1,798,390	1,422,605	452,008	1,954,235

†  The Fund cannot repledge or dispose of this collateral, nor does the Fund earn any income or receive dividends with respect to this collateral.

*  Balances represent the end of day mark to market of securities lending collateral that will be reflected by the Funds as of the next business day.

Investment Transactions - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

Investment Income - Dividend income is recorded on the ex-dividend date (net of foreign withholding taxes). Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as a Fund is informed of such dividends. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Foreign Currency Translations - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts ("Forwards"). The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of Forwards, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and are included with the net realized and unrealized gain or loss on investment securities.

Equity Linked Securities - Each Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to each Fund's restrictions on investments in illiquid securities. As of April 30, 2012, the Funds did not hold any equity-linked securities.

Restricted Securities - The Funds may invest in restricted securities. Restricted securities include any security that is designated as a security issued pursuant to Rule 144A or commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended. Many restricted securities are illiquid, but may be deemed to be liquid by the Investment Manager pursuant to the Trust's policy regarding liquidity. The Funds do not have the right to demand that such securities be registered.

Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Manager believes the likelihood of such a liability is remote.

Expenses - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

Distributions to Shareholders - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder formally elects to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales, capital loss carryforwards, and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

Accordingly, at April 30, 2012, reclassifications were recorded as follows:

	Opportunistic EAFE Fund	Global Emerging Markets Fund
Increase (decrease) paid-in-capital	$0	$(32,821)
Increase (decrease) undistributed net investment income	62,018	(171,395)
Increase (decrease) accumulated net realized gain (loss)	(62,018)	204,216

The components of distributable earnings (accumulated losses) at April 30, 2012 on a tax basis and the tax character of distributions during fiscal year 2012 and 2011 were as follows:

				2012		2011
Fund	Tax Basis Undistributed Ordinary Income	Tax Basis Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Distributions From Ordinary Income	Distributions From Long-Term Gain	Distributions From Ordinary Income	Distributions From Long-Term Gain
Opportunistic EAFE Fund	$237,821	$–	$1,277,246	$860,905	$837,099	$352,525	$–
Global Emerging Markets Fund	–	–	5,533,197	169,301	–	483,987	–

Income Taxes - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modifies several of the federal income and excise tax provisions related to Regulated Investment Companies ("RICs"). Under the Modernization Act, new capital losses may now be carried forward indefinitely and retain the character of the original loss as compared with the pre-enactment law where capital losses could be carried forward for eight years and carried forward as short-term losses irrespective of the character of the original loss. These losses are utilized before other capital loss carryforwards that expire.

The Modernization Act contains simplification provisions aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of distributions of income and gains.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

The Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

As of April 30, 2012, the Funds had realized capital loss carry-forwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains to the extent provided by regulations:

Fund	Expiring April 30, 2017	Expiring April 30, 2018
Opportunistic EAFE Fund*	$12,168,574	$2,089,070
Global Emerging Markets Fund*	–	25,925,411

*  Utilization of capital loss carry-forward may be limited due to IRC 382(b) loss limitations.

During the fiscal year ended April 30, 2012, the Opportunistic EAFE Fund and the Global Emerging Markets Fund utilized capital loss carry-forwards of $365,846 and $6,409,109, respectively.

As of April 30, 2012, the Funds elected for federal income tax purposes to defer the following current year post October 31, and post December 31 losses, as applicable as though the losses were incurred on the first day of the next fiscal year:

Fund	Post October Capital Loss	Late-Year Ordinary Loss
Opportunistic EAFE Fund	$2,255,201	$–
Global Emerging Markets Fund	1,336,655	26,837

The Funds have adopted the provisions of ASC 740 ''Income Taxes'' (''ASC 740''). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years (2009-2011). As of April 30, 2012, the Funds did not have any unrecognized tax positions.

NOTE C - AGREEMENTS AND FEES

The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Investment Manager, a wholly-owned subsidiary of Martin Currie (Holdings) Limited, for each Fund. Under each Advisory Agreement, the Investment Manager provides investment management, advisory and certain administrative services to the Fund, for which the Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

Fund	Management Fee
Opportunistic EAFE Fund	0.70%
Global Emerging Markets Fund	1.00%

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

Effective February 19, 2007, the Investment Manager contractually agreed to contribute to certain qualifying operating expenses of the MCBT Opportunistic EAFE Fund, to the extent that those qualifying expenses exceed 1.25% of the Fund's average daily net assets (the "Expense Limitation Level"). Under the terms of the agreement, if the qualifying expenses fall below the Expense Limitation Level, contributions made within a rolling 3 year period will be reimbursed by the Fund to the Investment Manager, provided that any such reimbursement will not cause the Fund to exceed the Expense Limitation Level. As of April 30, 2012, the following amount is subject to recapture:

Fund	Expires April 30, 2015
Opportunistic EAFE Fund	$55,445

This agreement expires August 31, 2012. There is no guarantee that the Investment Manager will renew this arrangement beyond August 31, 2012.

Although Opportunistic EAFE Fund was at an overall reimbursement during the year ended April 30, 2012, the Fund owed the Investment Manager $20,509 for the last quarterly payment of advisory fees for the year.

State Street serves as administrator, custodian, transfer agent and dividend paying agent of the Trust and each Fund. State Street performs certain administrative services for the Trust and each Fund. Beginning October 1, 2010, each Fund pays State Street, as administrator, a fee at the rate of 0.03% of its average net assets up to £100 million, 0.024% of the next £100 million, 0.015% of the next £300 million, 0.01% of the next £500 million, and 0.005% of those assets in excess of £1 billion per Fund, subject to a £40,000 minimum fee per year per Fund, plus certain out-of-pocket costs.

The Trust has adopted a distribution servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or for providing personal services to Fund shareholders. The Trust is not aware of any payments for the distribution of Fund shares made directly or indirectly out of Fund assets during the period covered by this report.

Trustees of the Trust who are not interested persons, as defined in the 1940 Act, receive aggregate annual fees of $50,000 ($25,000 per Trustee). The Fund does not compensate its officers or interested trustees.

NOTE D - INVESTMENT TRANSACTIONS

Excluding short-term investments and including in-kind redemptions, if any, each Fund's purchases and sales of investments for the year ended April 30, 2012 were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Opportunistic EAFE Fund	$18,685,222	$47,171,937
Global Emerging Markets Fund	23,682,976	36,432,553

The identified cost of investments in securities and short term investments owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 2012 were as follows:

	Identified	Gross Unrealized		Net Unrealized
Fund	Cost	Appreciation	Depreciation	Appreciation
Opportunistic EAFE Fund	$25,006,767	$2,526,673	$1,255,076	$1,271,597
Global Emerging Markets Fund	45,059,788	8,178,948	2,528,552	5,650,396

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

The differences between the book basis and federal income tax basis cost of investments are primarily due to the deferral of realized capital losses on wash sales.

The net unrealized appreciation/depreciation on foreign currency transactions at April 30, 2012 on a federal income tax basis for each Fund was the same for financial reporting purposes.

NOTE E - PRINCIPAL SHAREHOLDERS

The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of each Fund as of April 30, 2012 and the total percentage of shares of the Fund held by such shareholders:

	5% or Greater Shareholders
Fund	Number	% of Shares
Opportunistic EAFE Fund	3	100.00
Global Emerging Markets Fund	3	97.00

One or more affiliates of the Investment Manager have investment discretion with respect to certain clients' holdings in the Funds, which collectively represent a significant portion of the Funds' assets. Significant shareholder transactions, if any, may impact the Funds' performance.

NOTE F - CONCENTRATION OF RISK

Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a U.S. securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. All of the Funds are subject to foreign risk and may experience more rapid and extreme changes in value than Funds investing solely in the United States. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different and often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, respectively.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, impose restrictions on foreign ownership, withhold taxes on dividend or interest payments and capital gains or prohibit repatriation of assets, and may provide less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U.S. economy in such respects as growth of gross domestic product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

NOTE G - LINE OF CREDIT

The Trust participates in an unsecured, uncommitted line of credit agreement with State Street that is currently set to expire October 26, 2012. Under the terms of the agreement, each Fund is permitted to borrow, subject to the limitations set forth in the Trust's Private Placement Memorandum, Statement of Additional Information and the 1940 Act,

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

amounts that, in the aggregate for all Funds, will not exceed $50,000,000. The Trust pays an annual fee of $5,000 which is allocated evenly to the participating Funds. Borrowings are charged interest at an annual rate equal to the then prevailing Federal Funds rate plus 1.25%, which is borne by each respective borrowing Fund. There were no borrowings or allocated fees during the year ended April 30, 2012.

NOTE H - TRANSACTIONS WITH AFFILIATED PERSONS

Under the 1940 Act, "affiliated persons" include companies (a) in which a Fund (or an affiliated person of the Fund) has direct or indirect ownership of, control of or voting power over 5% or more of the outstanding voting securities or (b) that a Fund (or an affiliated person of the Fund) has control of, or is controlled by, or with which the Fund is under common control. Transactions with such affiliated persons are conducted in accordance with the requirements of Rule 17a-7 under the 1940 Act. During the year ended April 30, 2012, the Funds did not engage in any such transactions.

NOTE I - SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events affecting the Funds' financial statements through the date the financial statements were issued. Management have been advised by an investor holding 73% of the MCBT Opportunistic EAFE Fund of their intention to redeem their holding. Although management has not received a redemption notice they have determined that due to the likelihood of this happening disclosures should be included in the fund's financial statements. There is no intention to close the MCBT Opportunistic EAFE Fund. There are no additional subsequent events that would require disclosure in the Funds' financial statements through the date the financial statements were issued.

NOTE J - MARTIN CURRIE, INC.

Martin Currie Inc., the investment adviser to the Trust, and its sister investment adviser company, Martin Currie Investment Management Limited (together 'Martin Currie'), were recently fined by the Securities Exchange Commission ('SEC') and the Financial Services Authority ('FSA') for matters relating to historic investments in a series of three unlisted bonds, the first of which took place 5 years ago. Those investments gave rise to a conflict of interest between two client accounts, which also exposed certain weaknesses in Martin Currie's systems and controls. Martin Currie responded swiftly to fully compensate the affected client and return to that client all related fees earned.

Martin Currie self-reported the matter to both regulators before commencing a detailed internal review which was subsequently shared with the two regulators. Both the FSA and SEC have acknowledged that Martin Currie cooperated fully throughout their respective investigations. Following completion of its internal review, Martin Currie significantly reinforced its management and governance structure and ceased all new unlisted investments.

The issue under investigation was unrelated to the portfolios which Martin Currie Inc. manages for the Trust, and there is no impact on Martin Currie's ability to continue to provide investment advisory services to the Trust.

Report of Independent Registered Public Accounting Firm

To the Trustees of the Martin Currie Business Trust and Shareholders of
MCBT Opportunistic EAFE Fund
MCBT Global Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities of the MCBT Opportunistic EAFE Fund and the MCBT Global Emerging Markets Fund (the "Funds"), including the schedules of investments, as of April 30, 2012, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended April 30, 2011 and the financial highlights for each of the four years in the period ended April 30, 2011, were audited by another independent registered public accounting firm whose report, dated June 28, 2011 expressed an unqualified opinion on those statements of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and broker or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MCBT Opportunistic EAFE Fund and MCBT Global Emerging Markets Fund at April 30, 2012, the results of their operations, the changes in their net assets, cash flows and the financial highlights for the year ended April 30, 2012, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 22, 2012

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Following a conditional action by the Board of Trustees of Martin Currie Business Trust (the "Trust") on April 25, 2012, the Trust acted to dismiss PricewaterhouseCoopers LLP ("PwC") and engaged Ernst & Young LLP ("E&Y") as the Trust's independent registered public accounting firm, effective as of May 10, 2012, with respect to the fiscal year ended April 30, 2012. The reports of PwC on the Trust's financial statements for the previous two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and any subsequent interim period preceding PwC's dismissal, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years. At no time during the two most recent fiscal years or any subsequent interim period did any of the events enumerated in paragraphs (1)(v)(A) through (D) of item 304(a) of Regulation S-K occur.

At no time during the two most recent fiscal years or any subsequent interim period did the Trust's management consult E&Y regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event, as such terms are defined in Item 304 of Regulation S-K.

ADDITIONAL FEDERAL TAX INFORMATION

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended April 30, 2012.

Foreign Taxes

The Funds designate as income received from foreign sources and taxes paid to foreign countries the following amounts:

Fund	Foreign Source Income	Foreign Taxes Paid
Opportunistic EAFE Fund	$1,068,305	$88,819
Global Emerging Markets Fund	1,234,101	127,187

Capital Gain Dividends

Pursuant to section 852(b)(3)(C) of the Internal Revenue Code of 1986, as amended, the Funds hereby designate as capital gain dividends with respect to the fiscal year ended 4/30/12, the amounts listed below, or, if subsequently determined to be different, the net capital gain for such year:

Long Term Capital Gain Fund Distribution Amount
Opportunistic EAFE Fund	$837, 099
Global Emerging Markets Fund	-

Qualified Dividend Income

Pursuant to section 854(b) of the Internal Revenue Code of 1986, as amended, for fiscal year ended April 30, 2012, each of the Funds designates the maximum amount allowable of its distributions as "qualified dividend income" eligible for reduced tax rates.

This is for informational purposes only. Final information will be or has been provided in your Form 1099-DIV.

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

Quarterly Schedule of Investments

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third fiscal quarters of each fiscal year. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds' portfolio securities is available (1) without charge, upon request, by calling collect 1-212-258-1900 (Attention: Jamie Sandison / David Rochman); and (2) on pages 15 - 17 of the Trust's Statement of Additional Information dated August 26, 2011, which is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling collect 1-212-258-1900 (Attention: Jamie Sandison / David Rochman); and (2) on page 15 of the Trust's Statement of Additional Information, available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

"Expenses Paid During Period" include amounts reflected in the Funds' Statement of Operations net of reimbursement, if any, by the Investment Manager. Please note that the expenses do not reflect shareholder transaction costs such as sales charges or redemption fees. The second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period* November 1, 2011 through April 30, 2012
Actual
Opportunistic EAFE Fund	$1,000.00	$1,067.21	$6.42
Global Emerging Markets Fund	1,000.00	1,059.33	7.58
Hypothetical (assuming a 5% return before expenses)
Opportunistic EAFE Fund	$1,000.00	$1,018.65	$6.27
Global Emerging Markets Fund	1,000.00	1,017.50	7.42

*  Expenses are equal to the Funds' annualized expense ratios of 1.25% and 1.48% for Opportunistic EAFE Fund and Global Emerging Markets Fund, respectively, multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half year divided by 366 days in the current year.

TRUSTEES AND OFFICERS

Information about the Trust's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Funds' Statement of Additional Information has further information about the Trustees and is available without charge, upon request, by calling collect 1-212-258-1900.

Interested Trustee

The Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that he is an employee of Martin Currie Inc., the investment adviser to each Fund.

Name and Age	Position(s) Held with Fund	Position Held Since (1)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (2)	Other Directorships (3)
Jamie Skinner 51	Trustee and President	2010	2	Director, Head of Client Services, Martin Currie Investment Management Limited.	None

Non-Interested Trustees

Each Trustee below is not an "interested person" (as defined by the Investment Company Act of 1940).

Name and Age	Position(s) Held with Fund	Position Held Since (1)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (2)	Other Directorships (3)
Simon D. Eccles 77	Trustee	1994	2	Director, Sherrill House, Inc. (not-for-profit nursing home). Formerly: Chairman of, Consultant to and Director of BFS Absolute Trust PLC (closed-end fund); Director of 10/10 Digital Ltd. (consultancy).	None

Patrick R. Wilmerding 69	Trustee	1994	2	Self-employed investment manager; Member of Advisory Committee to Healthpoint Capital Fund I (private equity fund); Director of The Providence Journal (newspaper). Formerly: Director of Lenox Capital (private equity firm) and Division Executive of The First National Bank of Boston (bank).	None

Officers (Other Than Officers Who Are Also Trustees)

Name and Age	Position(s) Held with Fund	Position Held Since	Principal Occupations During Past Five Years (2)
Ralph M. Campbell 44	Vice President and Treasurer	2005	Director of Martin Currie (Holdings) Limited (parent company).; President and Director of Martin Currie (Bermuda) Limited.; Director of the following companies: Martin Currie Investment Management Limited; Martin Currie Trustees Limited (trustee company); Martin Currie Inc.; Martin Currie Management Limited; Moorgate Investment Management Limited; Western Canada Investment Company Limited; Designated Member of MarView Investment Partnership LLP. Formerly: Director of Finance of GE Capital Auto Financing.

Gary Logan 42	Vice President	2010	Head of Portfolio Analytics Group of Martin Currie Investment Management; Third Party Administrator Programme Director of Martin Currie Investment Management.

Grant Spence 48	Chief Compliance Officer and Clerk	2009	Head of Complaints Policy, Governance and Projects of Prudential Plc.; Corporate Communications Manager of Prudential Plc.; Policy Manager, Risk & Compliance of Martin Currie Investment Management; Chief Compliance Officer and Acting Head of Risk & Compliance of Martin Currie Investment Management.

(1)  There is no stated term of the office for the Trustees. The President, Treasurer and Clerk are elected annually by the Trustees. Other officers may be elected or appointed by the Trustees at any time.

(2)  Previous positions during the past five years with any of the group of companies owned by Martin Currie (Holdings) Limited are omitted if not materially different from the positions listed.

(3)  Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

MARTIN CURRIE BUSINESS TRUST

TRUSTEES AND OFFICERS

Jamie Skinner, Trustee and President *

Simon D. Eccles, Trustee

Patrick R. Wilmerding, Trustee

Ralph M. Campbell, Vice President and Treasurer

Gary Logan, Vice President

Grant Spence, Chief Compliance Officer and Clerk

* Interested Trustee

INVESTMENT MANAGER

Martin Currie, Inc.
Saltire Court
20 Castle Terrace
Edinburgh EH1 2ES
Scotland

011-44-131-229-5252

Authorized and regulated by Financial Services Authority

Registered Investment Adviser with the Securities and Exchange Commission

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors. Shares of the Martin Currie Business Trust (the "Trust" may be issued and sold solely in private transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act."). Investments in the Trust may only be made by individuals who are accredited investors within the meaning of Regulation D of the 1933 Act.

Item 2. Code of Ethics.

(a)                       As of April 30, 2012, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)                      Not applicable.

(c)                       The registrant did not amend its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)                      The registrant did not grant a waiver (including an implicit waiver) from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)                       Not applicable.

(f)                         The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant oversees the accounting and financial reporting of the registrant and the audits of the financial statements of the registrant.  The Trustees of the registrant who are “independent,” as such term is defined in Item 3(a)(2) of this Form N-CSR (the “Independent Trustees”), review the arrangements for and the results of the annual audit and discuss with the registrant’s independent auditors matters relating to the registrant’s financial statements.  The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined by the Securities and Exchange Commission (the “Commission”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002).  The registrant’s Board believes that the Independent Trustees collectively possess the knowledge and experience necessary to execute the Board’s audit oversight functions and duties.  In reaching this conclusion, the Board considered the knowledge and experience of each of the Independent Trustees, including their service on the Board since 1994, and the institutional nature of the registrant (shares of which may be sold only in private transactions to “accredited investors”).

Item 4. Principal Accountant Fees and Services.

(a) – (d)

Fees for Services Rendered to the Registrant

Fiscal Year Ended 4/30	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2011	$91,000	$0	$42,900	$0
2012	$86,000	$0	$20,000	$0

Audit Fees shown above represent fees and expenses for services provided for the fiscal year indicated (and not the fees and expenses billed during such year). The fees for the Fiscal Year Ended April 30, 2011 were for services provided by PricewaterhouseCoopers LLP. The fees for the Fiscal Year Ended April 30, 2012 were for services provided by Ernst & Young LLP.

Tax Fees represent fees and expenses for services rendered to the registrant for tax return review and signing and review of required income and capital gains distribution calculations.  The amounts shown above represent fees and expenses billed during the fiscal year indicated above. The fees for the Fiscal Year Ended April 30, 2011 were billed by PricewaterhouseCoopers LLP. The fees for the Fiscal Year Ended April 30, 2012 were billed by Ernst & Young LLP.

(e)(1) The registrant’s Board of Trustees has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Board pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Board who is an Independent Trustee is authorized to pre-approve a proposed engagement that arises between regularly scheduled Board meetings and that needs to commence prior to the next regularly scheduled meeting. Such Independent Trustee must report to the full Board at its next regularly scheduled meeting on the pre-approval decision.  The pre-approval procedures also provide that certain specific types of engagements in amounts less than $10,000 are pre-approved without further action of the Board.

(e)(2) Not applicable.

(f) Not applicable.

(g)

Fiscal Year	Aggregate Non-Audit Fees

2011	$42,900
2012	$1,346,090

For the Fiscal Year Ended April 30, 2011, PricewaterhouseCoopers LLP (“PwC”) was the registrant’s accountant, and the amounts set out above represent the aggregate non-audit fees billed by PwC for services rendered to the registrant. During this period, PwC did not render non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. For the Fiscal Year Ended April 30, 2012, the registrant’s accountant was Ernst & Young LLP (“E&Y”), and the amounts set out above represent the aggregate non-audit fees billed by E&Y for services rendered to the registrant and rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) Not applicable.  The registrant’s accountant did not render non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the registrant’s investment adviser that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)  The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)  There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certifications required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARTIN CURRIE BUSINESS TRUST

By:	/s/ Jamie Skinner
Name:	Jamie Skinner
Title:	President
Date:	July 9, 2012

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 9, 2012	By:	/s/ Jamie Skinner
	Name:	Jamie Skinner
	Title:	President

Date: July 9, 2012	By:	/s/ Ralph Campbell
	Name:	Ralph Campbell
	Title:	Treasurer

EXHIBIT LIST

12(a)(1)	Code of Ethics.
12(a)(2)(i)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.
12(a)(2)(ii)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.